Exhibit 10.10

EXECUTION COPY

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of August 5, 2014, but effective as of January 31, 2014, by and among TRADE STREET OPERATING PARTNERSHIP, LP, a limited partnership formed under the laws of the State of Delaware (the "Borrower"), TRADE STREET RESIDENTIAL, INC., a corporation formed under the laws of the State of Maryland (the "Parent"), each of the Lenders party hereto, REGIONS BANK, as Administrative Agent (the "Administrative Agent") and the other Guarantors party hereto.

WHEREAS, the Borrower, the Parent, the Lenders, the Administrative Agent and certain other parties have entered into that certain Credit Agreement dated as of January 31, 2014 (as amended and in effect immediately prior to the date hereof, the "Credit Agreement"); and

WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendment to Credit Agreement. The Credit Agreement is amended by restating Section 10.1. (e)(i) in its entirety as follows:

(i) the Borrower may pay cash dividends to the Parent and other holders of partnership interests in the Borrower, and the Parent may so distribute, cash dividends to its shareholders; provided, however, the aggregate amount of such cash dividends with respect to any fiscal year ending after December 31, 2014 shall not exceed the greater of (x) the amount required to be distributed for the Parent to remain in compliance with Section 8.11. or (y) 95.0% of Funds From Operations of the Parent and its Subsidiaries for such period;

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(a) A counterpart of this Amendment duly executed by the Borrower, the Parent, the other Guarantors and the Lenders; and

(b) Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations. Each of the Parent and the Borrower represents and warrants to the Administrative Agent, the Issuing Bank and each Lender as follows:

(a) Authorization. Each of the Parent and the Borrower has the right and power, and has taken all necessary action to authorize the execution and delivery of this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of the Parent and the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Parent and the Borrower enforceable against the Parent and the Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by the Parent and the Borrower of this Amendment and the performance by each of the Parent and the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws relating to the Parent or the Borrower; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Parent or the Borrower or any indenture, agreement or other instrument to which the Parent or the Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Parent or the Borrower.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations. Each of the Parent and the Borrower hereby repeats and reaffirms all representations and warranties made by such Person to the Administrative Agent, the Issuing Bank and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5. Reaffirmation by Borrower. The Borrower hereby confirms and ratifies all of its obligations and the Liens granted by it under any Security Document to which it is a party and all of its obligations under any Environmental Indemnity Agreement to which it is a party.

Section 6. Reaffirmation by Guarantors. Each of the Parent and the other Guarantors hereby reaffirms its continuing obligations to the Administrative Agent, the Issuing Bank and the Lenders under the Guaranty and each of the Security Documents to which it is a party and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty or any Security Document or Environmental Indemnity Agreement to which such Guarantor is party or reduce, impair or discharge the obligations of such Guarantor thereunder. Each of the Guarantors further agrees that references to the Credit Agreement contained in any Loan Document shall be deemed to be references to the Credit Agreement, as amended by this Amendment.

Section 7. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment shall constitute a Loan Document.

Section 8. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees) actually incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

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Section 9. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 11. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect, and this Amendment shall not limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement or any other Loan Document. The amendment to the Credit Agreement provided for herein shall be deemed to be effective as of January 31, 2014.

Section 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed as of the date first above written.

TRADE STREET OPERATING PARTNERSHIP, LP

BY:	TRADE STREET OP GP, LLC, General Partner

BY:	TRADE STREET RESIDENTIAL, INC., Sole Member

By:	/s/ Richard Ross
Name:	Richard Ross
Title:	Chief Executive Officer

TRADE STREET RESIDENTIAL, INC.

By:	/s/ Richard Ross
Name:	Richard Ross
Title:	Chief Executive Officer

BSF-ARBORS RIVER OAKS, LLC FOX PARTNERS, LLC
MERCE PARTNERS, LLC

By:	TS Manager, LLC, as manager

By:	/s/ Richard Ross
Name:	Richard Ross
Title:	Vice President

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[Signature Page to Third Amendment Credit Agreement with Trade Street Operating Partnership, LP]

TS BIG CREEK, LLC, a Delaware limited liability company

By:	Trade Street Operating Partnership, LP, a Delaware limited partnership, its sole member

	By:	Trade Street OP GP, LLC, a Delaware limited liability company, its general partner

		By:	Trade Street Residential, Inc., a Maryland corporation, its sole member

			By:	/s/ Richard Ross
			Name:	Richard Ross
			Title:	Chief Executive Officer

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[Signature Page to Third Amendment Credit Agreement with Trade Street Operating Partnership, LP]

REGIONS BANK, as Administrative Agent, as Swingline Lender, as Issuing Bank and as a Lender

By:	/s/ Kerri L. Raines
Name:	Kerri L. Raines
Title:	Vice President

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[Signature Page to Third Amendment Credit Agreement with Trade Street Operating Partnership, LP]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ J. Lee Hord
Name:	J. Lee Hord
Title:	Vice President